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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 11, 2002

                             SUPERIOR NETWORKS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its chapter)

           NEVADA                     000-32969                  98-0339543
----------------------------         -----------             -------------------
(State or other jurisdiction         (Commission                (IRS Employer
      of incorporation)              File Number)            Identification No.)

        130 King Street West, Suite 3670, Toronto, Ontario Canada M5X 1B1
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code: 416-863-0101

                 1281 West Georgia Street, Suite 501, Vancouver,
                        British Columbia, Canada, V6E 3J7
         ------------------------------------------------------------
         (Former name or former address, if changed since last report)


Item 2. Acquisition of Assets
-----------------------------

The Registrant reports today that it has entered into negotiations for the acquisition of airline assets and operations situated in France. The Registrant intends to acquire a 49% interest in AltitudePlus, S.A.S. ("AltitudePlus"). AltitudePlus is a French charter airline operating as "L'Air" and previously known as "Aerolyon". AltitudePlus is a wholly-owned subsidiary of AeroPlus S.A.S. ("AeroPlus"), a French corporation. AlitudePlus was recently acquired by AeroPlus following bankruptcy proceedings in France.

The Registrant is in the process of negotiating the acquisition of a 49% interest in AltitudePlus in exchange for the issuance of 12,000,000 common shares of the Registrant's common stock to AeroPlus. AeroPlus will retain a 51% interest in AltitudePlus. It is anticipated that the acquisition will occur on October 18, 2002.

The Registrant intends to acquire the operations and assets and to expand the services currently provided by L'Air. Specifically, the Registrant intends to operate a French-based discount airline serving the Caribbean, the Indian Ocean, West Africa and North America.

The  Registrant  shall  file  financial   statements  in  connection  with  this
acquisition within 60 days of the acquisition.

Item 4. Changes in Registrant's Certifying Accountant.
------------------------------------------------------

Morgan & Company, Chartered Accountants ("MC") was previously the principal independent certified accountant for the Registrant. On October 11, 2002 the Registrant dismissed MC and SF Partnership, LLP ("SF") was subsequently engaged as principal accountants for the Registrant. The change was approved on October 11, 2002, by the Board of Directors of the Registrant.

MC's reports on the Registrant 's financial  statements for each of the past two
(2) years did not contain an adverse opinion or disclaimer of opinion, and were not qualified as to audit scope or accounting principles. The report of MC included in the Registrant's financial statements for the year ended November 20, 2001 states that the financial statements were prepared on the assumption that the Registrant will continue as a going concern. However, as noted in the report of MC, the Registrant has no established source of revenue and this raises substantial concern as to the Registrant's ability to continue as a going concern. Without realization of additional capital, it would be unlikely for the Registrant to continue as a going concern.

During each of past two fiscal years and during the portion of fiscal year 2002 preceding the dismissal of MC, there were no disagreements with MC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreement(s), if not resolved to MC's satisfaction, would have caused it to refer to the subject matter of the disagreement(s) in connection with its reports; and there were no reportable events ("Reportable Events") as described in Item 304(a)(1)(v) of the Securities and Exchange Commission's (the "Commission") Regulation S-K or S-B.

The Registrant has provided a copy of the foregoing statements to MC. Attached as Exhibit 99.1 hereto is MC's letter to the Commission dated October 11, 2002, stating its agreement with such statements.

Effective October 11, 2002, the Registrant has engaged SF as its principal accountant for the fiscal year ending November 30, 2002. During fiscal year


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

2001, and during the portion of fiscal year 2002 preceding the Board's decision, neither the Registrant nor anyone acting on its behalf consulted with SF regarding (i) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements; or (ii) any matter that was either the subject of a disagreement with MC or a Reportable Event with respect to MC.

Item 5. Other Events
--------------------

Name Change

The Registrant intends to change its name to "L.Air Holding Inc." in order to better reflect its anticipated new business following the acquisition.

Transfer Agent

As previously disclosed, the Registrant has retained Interwest Transfer Company, Inc. as its new transfer agent. Interwest Transfer Company Inc. is located at 1981 East Murray Holladay Road, Suite 100, Salt Lake City, Utah, 84117, Tel:
801-272-9294.

                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             SUPERIOR NETWORKS, INC.

Date: October 11, 2002                      /s/ Alexander Goldman
                                                ----------------------
                                                Alexander Goldman


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